MALT0413A  30 year  5.5's        Date:12/15/2004   17:24:10

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 UBS Investment Bank

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0

 Closing Date:12/30/2004

|WHOLE  30 year  Pricing Speed: 100 PPC

|PacI %: 0.00   Indices:

 First Pay: 1/25/2005

|WAC:5.75   WAM:179.00

|

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Tranche		Coupon	Payment	Aver.	Dur	Tx	Spread	Yield	Price	Description	Day	Deal%
Name	Bal(MM)		Window	Life		Yr	bp		%		Del

1A1	73,532,000	5.49300	1/05-11/19	4.12		-2				"Senior Bond, 95.56 percent of deal	24	95.56
2A1	35,234,682.87	5.50000	1/05-12/19	4.12		4				"Senior Bond, 92.72 percent of deal	24	92.72
2AX	1,026,803.17	5.50000	1/05-12/19	4.51		4					24	2.70
2PO	1,078,098.86	0.00000	1/05-11/19	4.21		4					24	2.84
3A1	20,002,959.97	6.50000	1/05-11/34	5.07		5				"Senior Bond, 89.44 percent of deal	24	89.44
3AX	611,506.72	6.50000	1/05-11/34	5.55		5					24	2.73
3PO	672,623.67	0.00000	1/05-11/34	5.50		5					24	3.01
4A1	20,492,719.93	6.18400	1/05-10/34	4.39		4				"Senior Bond, 91.99 percent of deal	24	91.99
5A1	22,180,000	4.50000	1/05- 9/14	3.29		3				"Senior Bond, 99.00 percent of deal	24	99.00
5AX	2,929,951.11	4.50000	1/05- 9/14	3.31		3					24	13.08
5PO		0.00000	1/06- 1/05	0.00		2					24	0.00
6A1	17,884,814.02	5.50000	1/05-11/34	5.03		5				"Senior Bond, 93.12 percent of deal	24	93.12
6AX	476,582.75	5.50000	1/05-10/34	5.41		5					24	2.48
6PO	24,011.67	0.00000	1/05-11/34	5.45		5					24	0.13
7A1	20,290,391.51	6.50000	1/05- 9/34	4.87		4				"Senior Bond, 90.51 percent of deal	24	90.51
7AX	1,526,976.47	6.50000	1/05- 9/34	5.45		5					24	6.81
7PO		0.00000	1/06- 1/05	0.00		2					24	0.00
8A1	59,031,000	5.50000	1/05- 8/24	4.60		-2				"Senior Bond, 96.21 percent of deal	24	96.21
8AX	2,922,164.69	6.00000	1/05- 8/24	4.74		-2					24	4.76
8PO	545,822.21	0.00000	1/05- 8/24	4.67		-2					24	0.89
9A1	57,904,000	5.50000	1/05- 6/14	3.28		-2					24	75.74
9A2	5,991,999.99	5.50000	6/14-12/34	14.09		-2					24	7.84
9A3	7,645,000	5.50000	1/10-12/34	11.33		10					24	10.00
9AX	2,002,830.26	5.50000	1/05-11/34	5.43		5					24	2.62
9PO	569,089.78	0.00000	1/05-11/34	5.22		5					24	0.74

10A1	5,777,400	8.00000	1/05- 9/12	2.90		-2					24	7.59
10A2	51,996,600	5.50000	1/05- 9/12	2.90		-2					24	68.28
10A3	6,437,000	5.75000	9/12-12/34	11.74		10					24	8.45
10A4	7,615,000	5.75000	1/10-12/34	10.90		10					24	10.00
10AX	3,643,828.20	5.75000	1/05-12/34	4.87		4					24	4.78
10PO	.01	0.00000	1/06- 1/05	0.00		2					24	0.00
11A1	23,786,526.65	5.00000	1/05-11/19	3.95		3				"Senior Bond, 94.73 percent of deal	24	94.73
11AX	674,950.63	5.50000	1/05-11/19	4.12		4					24	2.69
11PO	539,040.46	0.00000	1/05-11/19	3.97		3					24	2.15
12A1	24,685,901	5.50000	1/05-11/19	4.19		4				"Senior Bond, 96.88 percent of deal	24	96.88
12AX	2,104,104.99	5.50000	1/05-11/19	4.56		4					24	8.26
12PO		0.00000	1/06- 1/05	0.00		2					24	0.00

4-16 over 12 months PPC Ramp: Groups 1, 2, 3, 5, 6, 7, 8, 9, 11, 12

6-18 over 12 months PPC Ramp: Groups 4, 10

Group 1:

Pay 1A1 until retired

Group 2:

Pay 2A1 until retired

Group 3:

Pay 3A1 and 3A2, pro-rata, until retired

Group 4:

Pay 4A1 until retired

Group 5:

Pay 5A1 until retired

Group 6:

Pay 6A1 until retired

Group 7:

Pay 7A1 until retired

Group 8:

Pay 8A1 until retired

Group 9:

Pay 9A3, the NAS distribution amount, until retired

Pay 9A1 and 9A2, in that order, until retired

Pay 9A3 until retired

Group 10:

Pay 10A4, the NAS distribution amount, until retired

Pay 10A1 and 10A2, pro-rata, until retired

Pay 10A3 and 10A4, in that order, until retired

Pay 11:

Pay 11A1 until retired

Pay 12:

Pay 12A1 until retired

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the scheduled principal amount and the NAS percent times the NAS prepay shift of the unscheduled principal amount.  The NAS percent will be zero for the first five years and thereafter will be equal to the NAS divided by the balance of ALL Certificates.  The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

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Collateral

Type

Balance

Coupon

Prepay

WAM

Age

WAC

Group 1

WHOLE

76,949,103

5.493

PPC

100

179

1

5.754

Group 2

[See Attached]

Group 3

WHOLE

7,498,196

7.030

PPC

100

359

1

7.280

WHOLE

14,865,875

6.206

PPC

100

359

1

6.456

Group 4

WHOLE

22,277,117

6.184

PPC

100

358

2

6.437

Group 5

WHOLE

22,366,039

5.090

PPC

100

117

3

5.340

WHOLE

38,684

4.500

PPC

100

117

3

4.750

Group 6

WHOLE

15,546,887

5.669

PPC

100

358

2

5.919

WHOLE

3,658,288

5.464

PPC

100

359

1

5.714

Group 7

WHOLE

18,241,770

7.044

PPC

100

357

3

7.294

WHOLE

4,176,075

6.500

PPC

100

357

3

6.750

Group 8

WHOLE

42,826,058

5.909

PPC

100

236

3

6.161

WHOLE

18,531,001

5.338

PPC

100

236

4

5.588

Group 9

[See Attached]

Group 10

[See Attached]

Group 11

[See Attached]

Group 12

[See Attached]